UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

March 12, 2020

Date of Report (Date of earliest event reported)

(Exact name of registrant as specified in its charter)

Pennsylvania	000-55983	83-1561918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

9 Old Lincoln Highway, Malvern, Pennsylvania		19355
(Address of principal executive offices)		(Zip Code)

(484) 568-5000 Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐ Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐ Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b‑2 of the Securities Exchange Act of 1934 (17 CFR §240.12b‑2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $1 par value	MRBK	The NASDAQ Stock Market

Item 4.01	Changes in Registrant’s Certifying Accountant

As previously disclosed, on January 30, 2020, the Audit Committee of the Board of Directors of Meridian Corporation (“Meridian”) appointed Crowe LLP (“Crowe”) as Meridian’s new independent registered public accounting firm for the year ended December 31, 2020, beginning with the quarterly review procedures for the period ended March 31, 2020, subject to the completion of Crowe's standard client acceptance procedures and execution of an engagement letter.  On March 12, 2020, Crowe’s standard client acceptance procedures were completed and Meridian formally engaged Crowe as Meridian’s new independent registered public accounting firm for the year ended December 31, 2020, beginning with the quarterly review procedures for the period ended March 31, 2020.  KPMG LLP (“KPMG”) will continue to serve as Meridian’s independent registered public accounting firm for the year ended December 31, 2019 until Meridian files its Annual Report on Form 10-K as of and for the year then ended.

During the years ended December 31, 2019 and 2018 and the subsequent interim period through March 13, 2020, neither Meridian nor anyone acting on its behalf consulted with Crowe regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Meridian’s financial statements, nor did Crowe provide either a written report or oral advice to Meridian that was considered by Meridian in reaching a decision regarding any accounting, auditing or financial reporting issue. Furthermore, during this time period, neither Meridian nor anyone acting on its behalf has consulted with Crowe regarding any of the matters or events set forth in Item 304(a)(2)(ii) of Regulation S-K.

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On March 12, 2020, the Board of Directors of Meridian approved an amendment to Meridian’s Supplemental Executive Retirement and Deferred Compensation Plan (the “Plan”), a nonqualified deferred compensation plan for certain key employees of Meridian and its affiliates.  The amendment, which is effective as of March 12, 2020, permits each participant under the Plan to direct that his or her account tracks an investment in common stock of Meridian.

The foregoing description of the amendment to the Plan is qualified in its entirety by reference to the amendment, which is filed as Exhibit 10.1 to this current report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amendment to Meridian Corporation Supplemental Executive Retirement and Deferred Compensation Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIDIAN CORPORATION

Dated: March 13, 2020

	By:	/s/ Denise Lindsay
Denise Lindsay
Executive Vice President and Chief Financial Officer